UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2009

            CAMCO FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

     6901 Glenn Highway, Cambridge, Ohio  43725
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (740) 435-2020

          Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

The press release attached as Exhibit 99 to the Form 8-K filed on January 14, 2009 by Camco Financial Corporation included incorrect information regarding the percentage of nonperforming loans to total loans.  In the third paragraph, nonperforming loans at December 31, 2008 were reported as 2.34% of total loans in the press release, but, in fact, were 6.88% of total loans.  A revised press release with the correction is attached as Exhibit 99 to this Form 8-K/A.

Exhibit Number	Description
99	Revised press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By:     /s/ Kristina K. Tipton
Kristina K. Tipton
Principal Accounting Officer

Date:  January 14, 2009